             INDEMNIFICATION AGREEMENT

   THIS INDEMNIFICATION AGREEMENT is made as of this __
day of May, 2007, by and between USA TECHNOLOGIES, INC., a
Pennsylvania corporation (the “Company”), and
_____________________________
(“Indemnitee”).

   WHEREAS, highly competent persons have become more
reluctant to serve corporations as directors or officers
unless they are provided with adequate protection through
insurance or adequate indemnification against risks of
claims and actions against them arising out of their
service to and activities on behalf of the corporation; and

   WHEREAS, the Board of Directors of the Company has
determined that the difficulty in attracting and retaining
such persons is detrimental to the best interests of the
Company’s shareholders and that the Company should act to
assure such persons that there will be increased certainty
of such protection in the future; and

   WHEREAS, the Company desires to attract and retain the
services of highly qualified individuals, such as
Indemnitee, to serve as officers or directors of the
Company, and to indemnify its officers and directors so as
to provide them with the maximum protection permitted by
law.

   NOW, THEREFORE, the Company and Indemnitee, intending
to be legally bound, hereby agree as follows:

      1. Indemnification.

   a)Third Party Proceedings. The Company shall
indemnify Indemnitee if Indemnitee is or was a party or is
threatened to be made a party to any threatened, pending or
completed action, suit or proceeding, whether civil,
criminal, administrative or investigative (other than an
action by or in the right of the Company) by reason of the
fact that Indemnitee is or was a director or officer of the
Company or any affiliate of the Company, or by reason of
any action or inaction on the part of Indemnitee while an
officer or director of the Company or any affiliate of the
Company, or by reason of the fact that Indemnitee is or was
serving at the request of the Company as a director,
officer, employee or agent of another corporation,
partnership, joint venture, trust or other enterprise,
against Expenses, judgments, fines and amounts paid in

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settlement actually and reasonably incurred by Indemnitee
in connection with such action, suit or proceeding.
Indemnitee shall only be entitled to indemnification under
the prior sentence if Indemnitee acted in good faith and in
a manner Indemnitee reasonably believed to be in or not
opposed to the best interests of the Company, and, with
respect to any criminal action or proceeding, had no
reasonable cause to believe Indemnitee’s conduct was
unlawful. The termination of any action, suit or proceeding
by judgment, order, settlement, conviction, or upon a plea
of nolo contendere or its equivalent, shall not, in and of
itself, create a presumption that (i) Indemnitee did not
act in good faith and in a manner which Indemnitee
reasonably believed to be in or not opposed to the best
interests of the Company, and, (ii) with respect to any
criminal action or proceeding, Indemnitee did not have
reasonable cause to believe his conduct was lawful.

   b)Proceedings By or in the Right of the Company.
The Company shall indemnify Indemnitee if Indemnitee was or
is a party or is threatened to be made a party to any
threatened, pending or completed action or suit by or in
the right of the Company or any subsidiary of the Company
to procure a judgment in its favor by reason of the fact
that Indemnitee is or was a director or officer of the
Company or any affiliate of the Company, or by reason of
any action or inaction on the part of Indemnitee while an
officer or director of the Company or any affiliate of the
Company, or by reason of the fact that Indemnitee is or was
serving at the request of the Company as a director,
officer, employee or agent of another corporation,
partnership, joint venture, trust or other enterprise,
against Expenses actually and reasonably incurred by
Indemnitee in connection with the defense or settlement of
such action or suit. Indemnitee shall only be entitled to
indemnification under the prior sentence if Indemnitee
acted in good faith and in a manner Indemnitee reasonably
believed to be in or not opposed to the best interests of
the Company, except that no indemnification shall be made
in respect of any claim, issue or matter as to which
Indemnitee shall have been adjudged to be liable to the
Company unless and only to the extent that the court in
which such action or suit was brought shall determine upon
application that, despite the adjudication of liability but
in view of all the circumstances of the case, Indemnitee is
fairly and reasonably entitled to indemnity for such
Expenses which the court shall deem proper.

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   c)Mandatory Indemnification. To the extent that
Indemnitee has been successful on the merits or otherwise
in defense of any action, suit or proceeding referred to in
Sections 1(a) or 1(b) or in defense of any claim, issue or
matter therein, Indemnitee shall be indemnified against
Expenses actually and reasonably incurred by Indemnitee in
connection therewith.

   d)Definition of Expenses. For purposes of this
Agreement, the term “Expenses” shall include all attorneys’
fees, retainers, court costs, transcript costs, fees of
experts, witness fees, travel expenses, duplicating costs,
printing and binding costs, telephone charges, postage,
delivery service fees and any and all other disbursements
or expenses of the types customarily incurred in connection
with prosecuting, defending, preparing to prosecute or
defend, investigating, participating, or being or preparing
to be a witness in any applicable action, suit or
proceeding, whether civil, criminal, administrative or
investigative. “Expenses” shall also include expenses
incurred in connection with any appeal resulting from an
action, suit or proceeding, including without limitation
the premium, security for, and other costs relating to any
cost bond, supersedeas bond, or other appeal bond or its
equivalent.

      2. Expenses and Indemnification Procedure.

   a)Advancement of Expenses. Notwithstanding any
other provision of this Agreement, the Company shall pay to
Indemnitee, in advance of the final disposition of any
action, suit, or proceeding referred to in Section 1(a) or
Section 1(b), all Expenses incurred by Indemnitee in
connection with the investigation, defense, settlement or
appeal of any such action, suit or proceeding within thirty
(30) days after the receipt by the Company of a statement
or statements from the Indemnitee requesting such advance
or advances from time to time. Such statement or statements
shall reasonably evidence the Expenses incurred by
Indemnitee and shall include or be preceded or accompanied
by an undertaking to repay such amounts advanced only if,
and to the extent that, it shall ultimately be determined
that Indemnitee is not entitled to be indemnified by the
Company as authorized hereby. Any such advances shall be
unsecured and interest free. The financial ability of
Indemnitee to repay any advance shall not be a prerequisite
to the making of any such advance.

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   b)Procedures and Presumptions for Determination
of Entitlement to Indemnification. It is the intent of this
Agreement to secure for Indemnitee rights of indemnity that
are as favorable as may be permitted under the Pennsylvania
Business Corporation Law of 1988, as amended, and public
policy of the Commonwealth of Pennsylvania. Accordingly,
the parties agree that the following procedures and
presumptions shall apply in the event of any question as to
whether Indemnitee is entitled to indemnification under
this Agreement:

      i) To obtain indemnification under this
Agreement, Indemnitee shall submit to the Company a
written request, including therein or therewith such
documentation and information as is reasonably
available to Indemnitee and is reasonably necessary to
determine whether and to what extent Indemnitee is
entitled to indemnification. Notice to the Company
shall be directed to: USA Technologies, Inc., 100
Deerfield Lane, Suite 140, Malvern, Pennsylvania 19355
(or to such other address as the Company may from time
to time designate in writing to Indemnitee). The
Company shall, promptly upon receipt of such a request
for indemnification, advise the Board of Directors in
writing that Indemnitee has requested indemnification.
In addition, Indemnitee shall give the Company such
information and cooperation as it may reasonably
require and as shall be within Indemnitee’s power.

      ii) Upon written request by Indemnitee for
indemnification pursuant to the first sentence of
Section 3(b)(i) hereof, a determination, if required
by applicable law, with respect to Indemnitee’s
entitlement thereto shall be made in the specific case
by one of the following three methods, which shall be
at the election of the board: (1) by the board of
directors by a majority vote of a quorum consisting of
disinterested directors; (2) if such a quorum is not
obtainable or if obtainable and a majority vote of a
quorum of disinterested directors so directs, by
Independent Legal Counsel in a written opinion, a copy
of which shall be delivered to the Indemnitee, or (3)
if so directed by the Board of Directors, by the
shareholders of the Company. For purposes hereof,
disinterested directors are those members of the Board
of Directors of the Company who are not parties to the

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action, suit or proceeding in respect of which
indemnification is sought by Indemnitee.

      iii) For purposes of this Agreement,
“Independent Legal Counsel” shall mean a law firm, or
a member of a law firm, that is experienced in matters
of corporation law and neither presently is, nor in
the past five years has been, retained to represent:
(i) the Company or Indemnitee in any matter material
to either such party (other than with respect to
matters concerning Indemnitee under this Agreement, or
of other indemnitees under similar indemnification
agreements), or (ii) any other party to the proceeding
giving rise to a claim for indemnification hereunder.
Notwithstanding the foregoing, the term “Independent
Legal Counsel” shall not include any person who, under
the applicable standards of professional conduct then
prevailing, would have a conflict of interest in
representing either the Company or Indemnitee in an
action to determine Indemnitee’s rights under this
Agreement. The Company agrees to pay the reasonable
fees of the Independent Legal Counsel referred to
above and to fully indemnify such counsel against any
and all Expenses, claims, liabilities and damages
arising out of or relating to this Agreement or its
engagement pursuant hereto.

      iv) In making a determination with respect
to entitlement to indemnification hereunder, the
person or persons or entity making such determination
shall presume that Indemnitee is entitled to
indemnification under this Agreement. Anyone seeking
to overcome this presumption shall have the burden of
proof and the burden of persuasion by clear and
convincing evidence. Neither the failure of the
Company (including by its directors or Independent
Legal Counsel) to have made a determination prior to
the commencement of any action pursuant to this
Agreement that indemnification is proper in the
circumstances because Indemnitee has met the
applicable standard of conduct, nor an actual
determination by the Company (including by its
directors or Independent Legal Counsel) that
Indemnitee has not met such applicable standard of
conduct, shall be a defense to the action or create a
presumption that Indemnitee has not met the applicable
standard of conduct.

                                                    5

      v) The Company acknowledges that a settlement
or other disposition short of final judgment may be
successful if it permits a party to avoid expense,
delay, distraction, disruption and uncertainty. In the
event that any action, claim or proceeding to which
Indemnitee is a party is resolved in any manner other
than by adverse judgment against Indemnitee
(including, without limitation, settlement of such
action, claim or proceeding with or without payment of
money or other consideration) it shall be presumed for
purposes of Section 1(c) that Indemnitee has been
“successful on the merits or otherwise” in such
action, suit or proceeding. For purposes of Section
1(c), the term “successful on the merits or otherwise”
shall include, but not be limited to, (i) any
termination, withdrawal, or dismissal (with or without
prejudice) of any claim, action, suit or proceeding
against Indemnitee without any express finding of
liability or guilt against him, or (ii) the expiration
of a reasonable period of time after the making of any
claim or threat of an action, suit or proceeding
without the institution of the same and without any
promise or payment made to induce a settlement. Anyone
seeking to overcome the presumptions set forth in this
subsection shall have the burden of proof and the
burden of persuasion by clear and convincing evidence.

      vi) The termination of any proceeding or of
any claim, issue or matter therein, by judgment,
order, settlement or conviction, or upon a plea of
nolo contendere or its equivalent, shall not (except
as otherwise expressly provided in this Agreement) of
itself adversely affect the right of Indemnitee to
indemnification or create a presumption that
Indemnitee did not act in good faith and in a manner
which he reasonably believed to be in or not opposed
to the best interests of the Company or, with respect
to any criminal proceeding, that Indemnitee had
reasonable cause to believe that his conduct was
unlawful.

   c)Procedure. Any indemnification and advances
provided for in Section 1 hereof and this Section 2 shall
be made no later than thirty (30) days after receipt of the
written request of Indemnitee, coupled with appropriate
documentation to support the requested payment. If a claim
under this Agreement is not paid in full by the Company

                                                   6

within thirty (30) days after receipt of a fully documented
written request for payment thereof has first been received
by the Company, Indemnitee may, but need not, at any time
thereafter bring an action against the Company to recover
the unpaid amount of the claim and, subject to Section 13
hereof, Indemnitee shall also be entitled to be paid for
the Expenses of bringing such action. It shall be a defense
to any such action (other than an action brought to enforce
a claim for Expenses incurred in connection with any
action, suit or proceeding in advance of its final
disposition) that Indemnitee has not met the standards of
conduct which make it permissible under applicable law for
the Company to indemnify Indemnitee for the amount claimed,
but the burden of proving such defense shall be on the
Company, and Indemnitee shall be entitled to receive
interim payments of Expenses pursuant to Section 2(a)
hereof unless and until such defense may be finally
adjudicated by court order or judgment from which no
further right of appeal exists. It is the parties’
intention that if the Company contests Indemnitee’s right
to indemnification or advancement of Expenses, the question
of Indemnitee’s right to indemnification or advancement of
Expenses shall be for the court to decide, and neither the
failure of the Company (including its Board of Directors,
any committee or subgroup of the Board of Directors,
Independent Legal Counsel, or its shareholders) to have
made a determination that indemnification of, or
advancement of Expenses to, Indemnitee is proper in the
circumstances because Indemnitee has met the applicable
standard of conduct required by applicable law, nor an
actual determination by the Company (including its Board of
Directors, any committee or subgroup of the Board of
Directors, Independent Legal Counsel, or its shareholders)
that Indemnitee has not met such applicable standard of
conduct, shall create a presumption that Indemnitee has or
has not, as the case may be, met the applicable standard of
conduct.

    d)Notice to Insurers. If, at the time of the
receipt of a notice of claim pursuant to Section 2 (a) or
2(b) hereof, the Company has directors’ and officers’
liability insurance in effect, the Company shall give
prompt notice of the commencement of such proceeding to the
insurers in accordance with the procedures set forth in the
respective policies. The Company shall thereafter take all
necessary or desirable action to cause such insurers to
pay, on behalf of Indemnitee, all amounts payable as a

                                                      7

result of such proceeding in accordance with the terms of
such policies.

   e)Selection of Counsel. If the Company shall be
obligated under Section 1 or Section 2 hereof to pay the
Expenses of any proceeding against Indemnitee, the Company,
if appropriate, shall be entitled to assume the defense of
such proceeding, with counsel approved by Indemnitee, upon
the delivery to Indemnitee of written notice of its
election to do so. After delivery of such notice, approval
of such counsel by Indemnitee and the retention of such
counsel by the Company, the Company will not be liable to
Indemnitee under this Agreement for any fees of counsel
subsequently incurred by Indemnitee with respect to the
same proceeding; provided that (i) Indemnitee shall have
the right to employ separate counsel in any such proceeding
at Indemnitee’s expense; and (ii) if (A) the employment of
counsel by Indemnitee has been previously authorized by the
Company, (B) Indemnitee shall have reasonably concluded
that there may be a conflict of interest between the
Company and Indemnitee in the conduct of any such defense,
or (C) the Company shall not, in fact, have employed
counsel to assume the defense of such proceeding, then the
reasonable fees and expenses of Indemnitee’s counsel shall
be at the expense of the Company.

   f)Change in Control. If, at any time subsequent
to the date of this Agreement, members of the Incumbent
Board (as defined in Section 16) do not constitute a
majority of the members of the Board of Directors, or there
is otherwise a Change in Control (as defined in Section
16), then upon the request of Indemnitee, the Company shall
cause the determination of indemnification and advances
required by Section 2 hereof to be made by Independent
Legal Counsel. The fees and expenses incurred by the
Independent Legal Counsel in making the determination of
indemnification and advances shall be borne solely by the
Company.

      3. Additional Indemnification Rights.

   a)Scope. Notwithstanding any other provision of
this Agreement, the Company shall indemnify Indemnitee to
the fullest extent permitted by law, notwithstanding that
such indemnification is not specifically authorized by the
other provisions of this Agreement, the Company’s Articles
of Incorporation, the Company’s Bylaws or by statute. In
the event of any change, after the date of this Agreement,

                                                  8

in any applicable law, statute, or rule which expands the
right of a Pennsylvania corporation to indemnify a member
of its board of directors or an officer, such changes shall
be, ipso facto, within the purview of Indemnitee’s rights
and Company’s obligations under this Agreement. In the
event of any change in any applicable law, statute or rule
which narrows the right of a Pennsylvania corporation to
indemnify a member of its board of directors or an officer,
such changes (to the extent not otherwise required by such
law, statute or rule to be applied to this Agreement) shall
have no effect on this Agreement or the parties’ rights and
obligations hereunder.

   b)Non-exclusivity. The indemnification and
advancement of Expenses provided by this Agreement shall
not be deemed exclusive of any rights to which an
Indemnitee may be entitled under the Company’s Articles of
Incorporation, its Bylaws, any agreement, any vote of
shareholders or disinterested directors, the Pennsylvania
Business Corporation Law of 1988, as amended, or otherwise,
both as to action in Indemnitee’s official capacity and as
to action in another capacity while holding such office.

   c)Supplementary Coverage. The provisions of
Article VII of the Bylaws of the Company (relating to
indemnification and advances) shall be deemed to be in
addition to, separate from, and shall not be limited or
affected in any manner whatsoever by the provisions of this
Agreement. Indemnitee shall be free to pursue any rights or
claims under this Agreement and/or under Article VII of the
Bylaws either concurrently or separately. The Company
agrees that so long as Indemnitee is covered by this
Agreement in accordance with Section 4 hereof, Article VII
of the Bylaws, as existing on the date hereof, shall not be
amended, repealed, or modified in any manner whatsoever as
applied to Indemnitee, and such Bylaws shall remain in full
force and effect and shall be fully enforceable by and for
the benefit of the Indemnitee. The provisions of this
paragraph are intended to constitute supplementary coverage
authorized by 15 Pa.C.S.A. § 1746.

      4. Continuation of Indemnity. All agreements and
obligations of the Company contained herein shall continue
during the period Indemnitee is a director or officer of
the Company or any affiliate thereof (or is or was serving
at the request of the Company as a director, officer,
employee or agent of another corporation, partnership,
joint venture, trust or other enterprise (collectively, the

                                                       9

“other enterprises”)) and shall continue thereafter, so
long as Indemnitee shall be subject to any possible claim
or threatened, pending or completed action, suit or
proceeding, whether civil, criminal, administrative, or
investigative, that is referred to in or covered by this
Agreement.

      5. Partial Indemnification. If Indemnitee is
entitled under any provision of this Agreement to
indemnification by the Company for some or a portion of the
Expenses, judgments, fines or penalties actually or
reasonably incurred by him in the investigation, defense,
appeal or settlement of any civil or criminal action, suit
or proceeding, but not for the total amount thereof, the
Company shall nevertheless indemnify Indemnitee for the
portion of such Expenses, judgments, fines or penalties to
which Indemnitee is entitled.

      6. Officer and Director Liability Insurance. To the
extent that the Company maintains a policy or policies of
directors’ and officers’ liability insurance, Indemnitee
shall be insured in such a manner as to provide Indemnitee
the same rights and benefits as are accorded to the most
favorably insured of the Company’s directors, if Indemnitee
is a director, or of the Company’s officers, if Indemnitee
is not a director of the Company but is an officer.

      7. Severability. Nothing in this Agreement is
intended to require or shall be construed as requiring the
Company to do or fail to do any act in violation of
applicable law. The Company’s inability, pursuant to court
order, to perform its obligations under this Agreement
shall not constitute a breach of this Agreement. The
provisions of this Agreement shall be severable as provided
in this Section. If this Agreement or any portion hereof
shall be invalidated on any ground by any court of
competent jurisdiction, then the Company shall nevertheless
indemnify Indemnitee to the full extent permitted by any
applicable portion of this Agreement that shall not have
been invalidated, and the balance of this Agreement not so
invalidated shall be enforceable in accordance with its
terms.

      8. Exceptions. Any other provision herein to the
contrary notwithstanding, the Company shall not be
obligated pursuant to the terms of this Agreement:

                                                   10

   a)Claims Initiated by Indemnitee. To indemnify or
advance Expenses to Indemnitee with respect to proceedings
or claims initiated or brought voluntarily by Indemnitee
and not by way of defense, except with respect to
proceedings brought to establish or enforce a right to
indemnification or advancements of Expenses under this
Agreement, but such indemnification or advancement of
Expenses may be provided by the Company in specific cases
if the Board of Directors, at its sole discretion, finds it
to be appropriate;

   b)Lack of Good Faith. To indemnify Indemnitee for
any Expenses incurred by Indemnitee with respect to any
proceeding instituted by Indemnitee to enforce or interpret
this Agreement, if a court of competent jurisdiction
determines that each of the material assertions made by
Indemnitee in such proceeding was not made in good faith or
was frivolous;

   c)Insured Claims. To indemnify Indemnitee for
Expenses or liabilities of any type whatsoever (including,
but not limited to, judgments, fines, ERISA excise taxes or
penalties, and amounts paid in settlement) which have been
paid directly to Indemnitee by an insurance carrier under a
policy of officers’ and directors’ liability insurance
maintained by the Company or other enterprise; or

   d)Claims Under Section 16(b). To indemnify
Indemnitee for Expenses or the payment of profits arising
from the purchase and sale by Indemnitee of securities in
violation of Section 16(b) of the Exchange Act (as defined
in Section 16), or any similar successor statute.

      9. Construction of Certain Phrases.

   a)For purposes of this Agreement, references to
the “Company” shall include, in addition to the resulting
corporation, any constituent corporation (including any
constituent of a constituent) absorbed in a consolidation
or merger which, if its separate existence had continued,
would have had power and authority to indemnify its
directors and officers so that if Indemnitee is or was a
director or officer or is or was serving at the request of
such constituent corporation as a director, officer,
employee or agent of other enterprises, Indemnitee shall
stand in the same position under the provisions of this
Agreement with respect to the resulting or surviving
corporation as Indemnitee would have with respect to such

                                              11

constituent corporation if its separate existence had
continued.

   b)For purposes of this Agreement, references to
“other enterprises” shall include employee benefit plans;
references to “fines” shall include any excise taxes
assessed on Indemnitee with respect to an employee benefit
plan; and reference to “serving at the request of the
Company” shall include any service as a director or officer
of the Company which imposes duties on, or involves
services by, Indemnitee with respect to an employee benefit
plan, its participants, or beneficiaries; and, if
Indemnitee acted in good faith and in a manner Indemnitee
reasonably believed to be in the interest of the
participants and beneficiaries of an employee benefit plan,
Indemnitee shall be deemed to have acted in a manner “not
opposed to the best interests of the Company” as referred
to in this Agreement.

   c)For the purposes of this Agreement, references
to “affiliates” shall mean any entity which, directly or
indirectly, is in the control of, is controlled by, or is
under common control with, the Company.

      10. Successors and Assigns. This Agreement shall be
binding upon and inure to the benefit of the Company and
its successors and assigns, and Indemnitee and Indemnitee’s
estate, heirs, legal representatives and assigns.

      11. Attorneys’ Fees. If any action is instituted by
Indemnitee under this Agreement to enforce or interpret any
of the terms hereof, Indemnitee shall be entitled to be
paid all court costs and Expenses, including reasonable
attorneys’ fees, incurred by Indemnitee with respect to
such action, unless as a part of such action, the court of
competent jurisdiction determines that each of the material
assertions made by Indemnitee as a basis for such action
was not made in good faith or was frivolous. In the event
of an action instituted by or in the name of the Company
under this Agreement or to enforce or interpret any of the
terms of this Agreement, Indemnitee shall be entitled to be
paid all court costs and Expenses, including attorneys’
fees, incurred by Indemnitee in defense of such action
(including with respect to Indemnitee’s counterclaims and
cross-claims made in such action), unless as a part of such
action the court determines that each of Indemnitee’s
material defenses to such action was made in bad faith or
was frivolous.

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      12. Notice. All notices, requests, demands and other
communications under this Agreement shall be in writing
and, unless otherwise provided, shall be deemed duly given
(a) if delivered by hand and receipted for by the party
addressee, on the date of such receipt, or (b) if mailed by
domestic certified or registered mail with postage prepaid,
on the third business day after the date postmarked. The
address for notice to the Company shall be as set forth in
Section 2(b) hereof, and the address for notice to
Indemnitee shall be as set forth on the signature page of
this Agreement, or as subsequently modified by written
notice.

      13. Consent to Jurisdiction. The Company and
Indemnitee each hereby irrevocably consent to the
jurisdiction of the courts of the Commonwealth of
Pennsylvania for all purposes in connection with any action
or proceeding which arises out of or relates to this
Agreement. Any action or proceeding instituted under or to
enforce this Agreement shall be brought only in the state
courts of the Commonwealth of Pennsylvania.

      14. Subrogation. In the event of payment under this
Agreement, Company shall be subrogated to the extent of
such payment to all of the rights of recovery of the
Indemnitee, who shall execute all papers required and shall
do everything that may be necessary to secure such rights,
including the execution of such documents necessary to
enable the Company to effectively to bring suit to enforce
such rights.

      15. Choice of Law. This Agreement shall be governed
by and its provisions construed in accordance with the laws
of the Commonwealth of Pennsylvania, as applied to
contracts between Pennsylvania residents entered into and
to be performed within Pennsylvania.

      16. Definition of “Change in Control.” For purposes
of this Agreement, “Change in Control” means the occurrence
of any of the following events:

   a)The acquisition by any individual, entity or
group (within the meaning of Section 13(d)(3) or 14(d)(2)
of the Securities Exchange Act of 1934, as amended (the
“Exchange Act”)) (a “Person”) of beneficial ownership
(within the meaning of Rule 13d-3 promulgated under the
Exchange Act) of 20% or more of the combined voting power
of the then-outstanding voting securities of the Company

                                                       13

entitled to vote generally in the election of directors
(the “Outstanding Company Voting Securities”); provided,
however, that, for purposes of this Section (a), the
following acquisitions shall not constitute a Change in
Control: (A) any acquisition directly from the Company, (B)
any acquisition by the Company, (C) any acquisition by any
employee benefit plan (or related trust) sponsored or
maintained by the Company or any company controlled by,
controlling or under common control with the Company, or
(D) any acquisition by any entity pursuant to a transaction
that complies with Sections (c)(1), (c)(2) and (c)(3) of
this definition;

   b)Individuals who, as of May 10, 2007, constitute
the Board of Directors (the “Incumbent Board”) cease for
any reason to constitute at least a majority of the Board
of Directors; provided, however, that any individual
becoming a director subsequent to the date hereof whose
election, or nomination for election by the Company’s
shareholders, was approved by a vote of at least a majority
of the directors then comprising the Incumbent Board shall
be considered as though such individual were a member of
the Incumbent Board, but excluding, for this purpose, any
such individual whose initial assumption of office occurs
as a result of an actual or threatened election contest
with respect to the election or removal of directors or
other actual or threatened solicitation of proxies or
consents by or on behalf of a Person other than the Board
of Directors;

   c)Consummation of a reorganization, merger,
statutory share exchange or consolidation or similar
corporate transaction involving the Company or any of its
subsidiaries, a sale or other disposition of all or
substantially all of the assets of the Company, or the
acquisition of assets or stock of another entity by the
Company or any of its subsidiaries (each, a “Business
Combination”), in each case unless, following such Business
Combination, (1) all or substantially all of the
individuals and entities that were the beneficial owners of
the Outstanding Company Voting Securities immediately prior
to such Business Combination beneficially own, directly or
indirectly, more than 60% of the combined voting power of
the then-outstanding voting securities entitled to vote
generally in the election of directors of the corporation
resulting from such Business Combination (including,
without limitation, a corporation that, as a result of such

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transaction, owns the Company or all or substantially all
of the Company’s assets either directly or through one or
more subsidiaries) in substantially the same proportions as
their ownership immediately prior to such Business
Combination of the Outstanding Company Voting Securities,
(2) no Person (excluding any corporation resulting from
such Business Combination or any employee benefit plan (or
related trust) of the Company or such corporation resulting
from such Business Combination) beneficially owns, directly
or indirectly, 20% or more of the combined voting power of
the then-outstanding voting securities of such corporation,
except to the extent that such ownership existed prior to
the Business Combination, and (3) at least a majority of
the members of the board of directors of the corporation
resulting from such Business Combination were members of
the Incumbent Board at the time of the execution of the
initial agreement or of the action of the Board of
Directors providing for such Business Combination; or

   d)Approval by the shareholders of the Company of
a complete liquidation or dissolution of the Company.

IN WITNESS WHEREOF, the parties hereto have executed
this Agreement as of the date first above written.

COMPANY:
USA TECHNOLOGIES, INC.

By:_________________________
Name:
Title:

INDEMNITEE: _____________________

Address: ________________________
________________________

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